UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor and
Congress of Industrial Organizations
Housing Investment Trust
(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200
Washington, D.C. 20037
 (Address of principal executive offices)  (Zip code)

Kenneth G. Lore, Esq.
Katten Muchin Rosenman LLP
2900 K Street, N.W., North Tower Suite 200
Washington, DC 20007
(Name and address of agent for service)

(202) 331-8055
(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31
Date of reporting period: January 1, 2013 - December 31, 2013

Item 1.  Reports to Stockholders.

A copy of the 2013 Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust” or “Registrant”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

affordable housing • competitive returns

GOAL: 25,000 UNION CONSTRUCTION JOBS

AFL-CIO HOUSING INVESTMENT TRUST

Annual Report 2013

BY THE

Numbers

CONSTRUCTION JOBS INITIATIVE SINCE 2009

nearly **18,000**
union construction jobs created

13,000
other community jobs

63 projects in **30** cities

20,855
housing units financed

$3.53 billion
total development value

58 new HIT investors

$1.54 billion
of HIT capital committed

$4.52 billion
total net assets

21 consecutive calendar years of outperforming the benchmark on a gross basis*

MESSAGE FROM THE

AFL-CIO President

The AFL-CIO Housing Investment Trust embodies in so many ways what working people want in an investment fund. Despite the challenges of the past year, the HIT continues to provide the competitive fixed-income returns its investors expect from a fund that carries the AFL-CIO name – and as seen in this report, it should be well-positioned for success in the period ahead. This is a fund that continues to be a prudent option for investors seeking the diversification of fixed-income and the income advantage that comes from investing in construction-related multifamily securities.

The HIT also responds to our need for investment in America’s communities. The HIT does not just buy and sell securities– it puts pension capital to work in the neighborhoods where union members live. Those investments are generating union work through the HIT’s Construction Jobs Initiative, and they are adding to the stock of housing affordable to low- and middle-income families.

The HIT has been an active supporter of the AFL-CIO’s effort to promote sustainable construction practices. Pension capital invested through the HIT’s Green Jobs Initiative is helping to make our housing infrastructure more energy-efficient. The labor movement takes very seriously its responsibility to the world’s climate and energy resources, and we are proud to point to the $540 million that the HIT has invested since 2011 to retrofit and rehabilitate 13 housing projects. Those investments are saving energy, saving money, and creating union jobs in our communities – jobs that cannot be offshored – while helping the HIT offer competitive returns to its investors. As a fixed-income fund, that track record is unrivaled.

The HIT is helping to build our future the union way – engaging labor’s capital as a partner in local development efforts that improve the lives of working families. The HIT has been a consistent leader in responsible investing, with a long history of competitive returns, community development, and union job creation. That’s an outstanding record, and the HIT’s investors are making it possible. We ask pension trustees who care about responsible, competitive investing to give serious consideration to investing in the HIT.

Richard L. Trumka
President, AFL-CIO
Trustee, AFL-CIO Housing Investment Trust

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To Our Investors

The AFL-CIO Housing Investment Trust’s performance in recent years reflects the dramatic impact of the Construction Jobs Initiative. Since launching the initiative in 2009, at the height of the construction jobs crisis, the HIT has invested $1.54 billion of its capital into a $3.5 billion, 63-project, union-built stimulus program. These construction-related investments helped the HIT generate a competitive cumulative net return of 23.9% for the period 2009-2013. At the same time, the HIT’s net asset value grew by 30%. Investors responded to the initiative with $1.1 billion of new capital for the HIT – including $310 million from 58 new participants. Current HIT participants, with their 90% rate of dividend reinvestment, have also spurred net asset growth. With your continued support, we pledge to work to achieve the HIT’s goal of creating 25,000 union construction jobs by year-end 2015.

The HIT has the capital, experience, and discipline needed to take advantage of new investment opportunities. With the ongoing market demand for multifamily housing, together with its pipeline of prospective projects, the HIT expects to have attractive opportunities for prudent investments in the multifamily mortgage-backed securities that are its specialty. Going forward, we expect the HIT to continue to offer relative value to participants, with higher yield, higher credit quality, and similar interest rate risk compared to the HIT’s benchmark, as well as desirable diversification benefits.

As we take note of the HIT’s 30th birthday this year, we believe few other fixed-income funds can come close to the HIT’s record of competitive performance, union job creation, and affordable housing financed. What the HIT has achieved, especially in the past five years through the Construction Jobs Initiative, is unmatched. With your continued support, we look forward to further success in investment performance, job creation and rebuilding America’s communities.

Steve Coyle
Chief Executive Officer

2                A F L - C I O   H O U S I N G   I N V E S T M E N T   T R U S T              Complete performance information, including net returns, is discussed on page 4.

MESSAGE FROM THE

HIT Chairman

I am pleased to report that the AFL-CIO Housing Investment Trust has completed another successful year, maintaining its competitive returns to investors relative to the benchmark and putting union members back to work building their communities through the Construction Jobs Initiative. Like all fixed-income managers in 2013, the HIT was affected by the sharp jump in interest rates during the year. Nevertheless, with the investment strategy described in this report, the HIT is working to build value and maintain its income advantage relative to the benchmark in this changing interest rate environment as it adds desirable multifamily investments to the portfolio.

The HIT’s Construction Jobs Initiative continues to be a vital part of that investment strategy. This job-generating initiative has demonstrated the power of union pension capital as a stimulus tool by creating close to 18,000 union construction jobs since 2009. The initiative is helping thousands of union families keep food on the table in a time of high construction unemployment, and providing an economic jump-start for local communities. The construction-related investments made through the initiative have had an equally positive impact on the HIT’s performance, helping achieve a competitive cumulative net return over the five-year period since the initiative began.

Investors continue to express their appreciation of the Construction Jobs Initiative by bringing new capital investment to the HIT. We greatly appreciate the confidence of our investors, who have strongly supported this jobs initiative with new investment in the HIT and who made 2013 the HIT’s best year for new capital in more than a decade. With $4.5 billion of total net assets, the HIT has the capacity to consider financing virtually any size project and can selectively invest in those offering the greatest benefits for the portfolio, while creating as many jobs as possible for members of the building and construction trades unions.

We thank our investors for your continuing support, which plays such a vital role in this success.

John J. Sweeney
President Emeritus, AFL-CIO
Chairman, AFL-CIO Housing Investment Trust

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Discussion of Fund Performance

In a difficult rate environment, the HIT has continued to deliver competitive returns to its investors relative to the benchmark.

OVERVIEW OF 2013: The AFL-CIO Housing Investment Trust outperformed its benchmark, the Barclays Capital Aggregate Bond Index, on a gross basis for the 21st consecutive calendar year. Its gross one-year return of -1.95% exceeded the benchmark by 7 basis points for the year ended December 31, 2013 – a year of rapid increases in interest rates and mixed signs of economic recovery – and its net return of -2.37% underperformed by 35 basis points, as seen in the chart below. For the fourth quarter, the HIT’s positive returns of 0.21% gross and 0.10% net contrasted with the benchmark’s -0.14% return. Throughout the year, the HIT adhered to its strategy of focusing on the multifamily investments that are its strength. These investments helped produce the HIT’s yield advantage of 55 basis points over the benchmark at December 31, while continuing to generate much-needed affordable housing and union construction jobs – nearly 18,000 jobs since 2009 under the HIT’s Construction Jobs Initiative. A large project pipeline, together with a strong influx of capital from investors, positions the HIT to take advantage of higher rates and a favorable multifamily market by adding new construction-related multifamily mortgage-backed securities (MBS) to the portfolio. This investment strategy is designed to offer relative value to participants, with higher yield, higher credit quality, and similar interest rate risk versus the benchmark along with the added benefit of diversification.

Despite the challenging environment, the HIT had its best year for raising capital since 2003 with $431 million of investments from participants. That sum reflected nearly $300 million of new investments, including funds from 14 new participants, and a 90% rate of dividend reinvestment.

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The HIT’s investment strategy is to generate an income advantage by overweighting high credit quality multifamily MBS.

STRATEGY IN A CHALLENGING YEAR: The HIT’s performance relative to its benchmark at December 31, 2013, was enhanced by the yield advantage generated by the multifamily MBS in which it specializes. These high credit quality multifamily securities comprised over 62% of the HIT’s portfolio at year-end. Their performance helped the HIT to surpass the benchmark in gross performance despite a very strong year for corporate bonds, which the HIT does not hold but which comprised 22.3% of the benchmark at December 31.

The HIT managed its duration position to be generally 0.25 to 0.5 years shorter than the benchmark during the year, which also helped its performance as intermediate- and long-term interest rates rose dramatically. Although spreads between U.S. Treasury securities and multifamily MBS widened during the year, the HIT helped mitigate the impact on the portfolio with its positioning in higher coupon securities and in Fannie Mae multifamily securities, both of which outperformed in the multifamily sector during the year.

Drawing on its ability to originate and structure multifamily investments to meet the needs of the portfolio, the HIT made new commitments of $279 million to finance the construction or substantial rehabilitation of six multifamily and healthcare projects. These projects, with total development value of $550 million, should generate approximately 1,685 union construction jobs and 3,924 housing units as part of the HIT’s Construction Jobs Initiative. The new 2013 investments average over $45 million in size, reflecting a growing capacity to finance larger, higher-impact projects.

The HIT’s investment objective is to generate competitive risk-adjusted returns versus its benchmark. Its strategy is to overweight high credit quality multifamily MBS. The HIT substitutes these multifamily assets for corporate bonds and some Treasuries in the benchmark. This strategy enables investors to benefit in the long term from high credit quality, an income advantage over the benchmark, and important diversification from equities and other riskier assets.

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MARKET CONDITIONS: Interest rates rose in 2013 from historic lows, producing negative annual returns for the U.S. investment grade fixed-income market for just the third time in over three decades. The Federal Reserve supported low interest rates to aid the economic recovery through its Quantitative Easing program of bond purchases. When remarks by Fed Chairman Ben Bernanke in the spring caused markets to anticipate the tapering of those bond purchases sooner than previously expected, demand for fixed-income securities fell, causing rates to rise rapidly. The 10-year U.S. Treasury rate was 3.04% at year-end, up from 1.78% a year earlier.

Despite the higher rate environment, inflation remained well below the Fed’s 2% target, and the Fed has pledged to keep the federal funds rate near zero for some time, due to continued concerns about the unsteady pace of recovery. While the national unemployment rate dipped to 6.7% at year-end, the drop reflected both modest job growth and a shrinking workforce.

The large and rapid rise in interest rates in the spring and summer precipitated spread widening, and multifamily spreads widened more than many other sectors. By the fourth quarter, spreads began to tighten. At year-end the spreads for high credit quality multifamily MBS remained attractive by historical standards, and the HIT intends to continue taking advantage of investment opportunities in this sector.

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The HIT is an attractive choice for long-term investors seeking income, high credit quality, and diversification benefits.

OPPORTUNITIES AHEAD: The HIT should be well-positioned in this challenging environment to meet its investment objectives going forward. Rising interest rates and the portfolio’s concentration in high credit quality multifamily MBS helped increase the portfolio’s yield to worst by 76 basis points to 3.00% at the end of 2013, up from 2.24% a year earlier. Its investment strategy is to take advantage of higher rates and wider spreads in the high credit quality multifamily MBS that are its area of special expertise. The HIT has a large and diverse pipeline of prospective construction-related investments, and it intends to selectively add these higher-yielding investments to the portfolio to enhance value. These multifamily assets are expected to generate more income than other government-backed securities with similar credit quality and duration, while meeting the HIT’s collateral objectives of creating union jobs and affordable housing. Strong demand for multifamily rental housing is projected to continue, reflecting demographics and the aging of much existing affordable housing stock, and this should generate prudent investment opportunities for the portfolio in the period ahead. The HIT is actively seeking additional capital from participants to support this investment strategy.

Fixed income remains an important asset class for a diversified portfolio. With its multifamily specialization, the HIT should continue to be an attractive choice for long-term investors seeking income, high credit quality, and diversification, together with the ability to generate union jobs and affordable housing at a time when both continue to be in high demand.

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Update: Construction Jobs Initiative

Multifamily investments not only contributed to the HIT’s competitive performance versus the benchmark in 2013, but the underlying projects also continued to help put thousands of union members to work building and rehabilitating much-needed affordable housing and healthcare facilities in their communities. The HIT’s Construction Jobs Initiative continues to be the vehicle for originating these investments. Begun five years ago as a response to the Great Recession, the Construction Jobs Initiative has created nearly 18,000 union construction jobs to date. Supported by substantial new capital from its investors, the HIT has invested more than $1.5 billion into this initiative since 2009. Together with projects financed by the HIT’s wholly owned subsidiary, Building America CDE, Inc., these investments have leveraged more than $3.5 billion of total development investment, creating or preserving 20,855 units of housing at 63 projects in 30 cities.

In early 2013, the HIT’s Board of Trustees resolved to expand the Construction Jobs Initiative for the third time, setting a new job creation goal of 25,000 union construction jobs. With continued support from its investors, the HIT intends to reach that goal before the end of 2015. Although unemployment in the construction trades is down significantly from the 27.1% peak in 2010, these workers still faced a jobless rate of 11.4% at year-end.

“The AFL-CIO Housing Investment Trust’s investment in Arc Light . . . and in Potrero Launch and then in 333 Harrison helped us through and out of the recession.”

—Secretary-Treasurer Michael Theriault,
San Francisco Building & Construction Trades Council

Stout Street Health Center, Denver

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Building America is helping broaden the impact of the Construction Jobs Initiative by providing New Markets Tax Credits that it received from the federal government to help close capital gaps for projects in low-income communities. Since 2011, Building America has allocated $85 million of tax credits to 11 projects that are revitalizing neighborhoods, creating union construction jobs and permanent employment, and improving residents’ quality of life through new mixed-use developments and healthcare facilities.

During 2013, a total of 26 HIT and Building America projects were under construction, representing $1.7 billion of development activity and an estimated 7,400 union construction jobs. Some notable projects are described below.

Stout Street Health Center, Denver. This $35.3 million development sponsored by the Colorado Coalition for the Homeless will expand health services to some of Denver’s neediest individuals with support from $8.5 million in tax credits from Building America. The project is generating an estimated 210 union construction jobs.

Georgetowne Homes I and II, Boston. HIT financing of $116 million will preserve affordability and make energy-saving retrofits at these aging residential developments in Boston’s Hyde Park neighborhood. The investment in the two projects, with a total of 967 housing units, should create approximately 645 union construction jobs.

Amalgamated Warbasse Houses, Brooklyn. In the wake of  Superstorm Sandy, the HIT acted quickly with a short-term direct loan of $89 million to help this 2,585-unit union-developed cooperative make repairs, mitigate future storm damage, and refinance existing debt to produce cost savings for the co-op’s members.

2101 South Michigan, Chicago. With $32 million from the HIT, this aging property on the city’s Near South Side will undergo a $41.8 million rehabilitation to update and preserve 250 units of mixed-income housing. The HIT’s support will help create approximately 245 union construction jobs.

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Other Important Information

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table below is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2013, and held for the entire period ended December 31, 2013.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended December 31, 2013” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only):
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

AVAILABILITY OF QUARTERLY
PORTFOLIO SCHEDULES

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www. sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 800-SEC-0330. Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, Building America CDE, Inc., the HIT invests exclusively in non -voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

Beginning	Ending	Expenses Paid During
Account Value	Account Value	Six-Month Period Ended
July 1, 2013	December 31, 2013	December 31, 2013*

Actual expenses	$ 1,000	$ 1,002.50	$ 2.21
Hypothetical expenses	$ 1,000	$ 1,023.00	$ 2.23
(5% annual return before expenses)
*Expenses are equal to the HIT’s annualized expense ratio of 0.44%, as of December 31, 2013, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2013 HIT PARTICIPANTS MEETING

The 2013 Annual Meeting of Participants was held in Washington, D.C., on Thursday, December 12, 2013. The following matters were put to a vote of the Participants at the meeting through the solicitation of proxies:

John J. Sweeney was elected to chair the Board of Trustees by: votes for 2,344,916.258; votes against 89,892.718; votes abstaining 1,936.869; votes not cast 1,669,038.494.

Tony Stanley was elected as a Class III Management Trustee by: votes for 2,436,745.845; votes against 0.000; votes abstaining 0.000; votes not cast 1,669,038.494.

The following Trustees were not up for reelection and their terms of office continued after the meeting: Richard L. Trumka, Vincent Alvarez, James Boland, Stephen Frank, Sean McGarvey, Elizabeth Shuler, Jack Quinn, Richard Ravitch, Kenneth E. Rigmaiden, and Marlyn Spear.

Ernst & Young LLP was ratified as the HIT’s Independent Registered Public Accounting Firm by: votes for 2,436,745.845; votes against 0.000; votes abstaining 0.000; votes not cast 1,669,038.494.

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AFL-CIO HOUSING INVESTMENT TRUST DECEMBER 31, 2013

Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Participants of American Federation of Labor and Congress of
Industrial Organizations Housing Investment Trust:

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of portfolio investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 21, 2014

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Statement of Assets and Liabilities
December 31, 2013 (dollars in thousands, except per share data)

   Assets
Investments, at value (cost $4,484,038)	$4,513,333
Cash	812
Accrued interest receivable	15,854
Receivables for investments sold	17
Other assets	1,165
Total assets	4,531,181

Liabilities
Payables for investments purchased	2,655
Redemptions payable	7,279
Income distribution and capital gains payable, net of dividends reinvested of $10,693	1,143
Refundable deposits	26
Accrued salaries and fringe benefits	4,061
Accrued expenses	816
Total liabilities	15,980

Net assets applicable to participants’ equity —
Certificates of participation—authorized unlimited;
Outstanding 4,077,108 units	$4,515,201

Net asset value per unit of participation (in dollars)	$1,107.45

Participants’ equity
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$4,500,966
Net unrealized appreciation of investments	29,295
Distribution in excess of net investment income	(2,789)
Accumulated net realized loss, net of distributions	(12,271)
Total participants’ equity	$4,515,201

See accompanying Notes to Financial Statements.

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SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2013 (dollars in thousands)

FHA Permanent Securities (3.3% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	7.75%	Jul-2021	$15	$15	$15
Multifamily1	3.75%	Aug-2048	4,175	4,171	3,859
	4.00%	Dec-2053	66,660	66,634	59,386
	5.35%	Mar-2047	7,582	7,592	8,053
	5.55%	Aug-2042	8,298	8,301	8,628
	5.60%	Jun-2038	2,592	2,597	2,618
	5.62%	Jun-2014	58	59	59
	5.65%	Oct-2038	2,006	2,046	2,007
	5.80%	Jan-2053	2,087	2,099	2,274
	5.87%	Jun-2044	1,843	1,841	2,011
	5.89%	Apr-2038	4,866	4,873	5,109
	6.02%	Jun-2035	5,229	5,212	5,347
	6.20%	Apr-2052	11,775	11,770	12,907
	6.40%	Aug-2046	3,907	3,910	4,309
	6.60%	Jan-2050	3,434	3,469	3,799
	6.75%	Apr-2040 - Jul-2040	5,043	5,025	5,165
	7.13%	Mar-2040	7,359	7,344	7,515
	7.20%	Dec-2033 - Oct-2039	9,100	9,108	9,193
	7.50%	Sep-2032	1,434	1,428	1,608
	7.93%	Apr-2042	2,754	2,754	3,097
	8.75%	Aug-2036	3,451	3,455	3,461
			153,653	153,688	150,405
Total FHA Permanent Securities			$153,668	$153,703	$150,420

Ginnie Mae Securities (24.6% of net assets)

			Commitment
	Interest Rate	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$-	$12,132	$12,311	$12,627
	4.50%	Aug-2040	-	7,165	7,355	7,664
	5.50%	Jan-2033 - Jun-2037	-	6,823	6,791	7,529
	6.00%	Jan-2032 - Aug-2037	-	4,540	4,539	5,079
	6.50%	Jul-2028	-	109	109	125
	7.00%	Nov-2016 - Jan-2030	-	1,906	1,920	2,200
	7.50%	Nov-2014 - Aug-2030	-	1,178	1,192	1,364
	8.00%	Jun-2023 - Nov-2030	-	891	909	1,065
	8.50%	Jun-2022 - Aug-2027	-	792	801	936
	9.00%	Mar-2017 - Jun-2025	-	253	256	297
	9.50%	Sep-2021 - Sep-2030	-	88	89	104
	10.00%	Jun-2019	-	-	-	1
			-	35,877	36,272	38,991
Multifamily1	2.11%	Apr-2033	-	12,705	12,805	12,778
	2.18%	May-2039	-	21,937	22,163	22,330
	2.31%	Nov-2051	-	7,076	7,080	6,257
	2.34%	Aug-2034	-	6,279	6,323	6,306
	2.41%	May-2030	-	3,298	3,327	3,310
	2.55%	Feb-2048	-	23,658	23,885	21,560
	2.70%	Jul-2048	-	12,995	13,122	11,969
	2.70%	Jan-2053	-	51,015	51,533	44,734

						continued

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Ginnie Mae Securities (24.6% of net assets) continued
			Commitment
	Interest Rate	Maturity Date	Amount	Face Amount	Amortized Cost	Value
	2.72%	Feb-2044	$-	$3,943	$4,089	$3,958
	2.82%	Apr-2050	-	1,500	1,540	1,380
	2.87%	Feb-2036 - Dec-2043	-	25,000	25,416	24,502
	2.89%	Mar-2046	-	32,000	32,292	30,289
	3.05%	May-2044	-	45,500	45,908	44,938
	3.17%	Oct-2043	-	20,857	21,143	21,521
	3.19%	Jan-2049	-	17,025	17,835	15,712
	3.26%	Feb-2038 - Nov-2043	-	25,000	25,221	24,189
	3.31%	Nov-2037	-	10,995	11,437	11,375
	3.34%	Jun-2052	-	44,248	41,258	42,817
	3.37%	Dec-2046	-	19,200	19,530	18,047
	3.40%	Apr-2017 - Jul-2046	-	9,275	9,587	8,766
	3.49%	Mar-2042	-	28,000	29,369	29,150
	3.49%	Feb-2044	-	4,000	4,257	3,947
	3.55%	May-2042	-	10,000	10,209	9,779
	3.64%	Sep-2041	-	10,000	10,801	10,407
	3.67%	Oct-2043	-	25,000	25,216	26,157
	3.81%	Nov-2053	-	55,482	56,172	55,521
	3.81%	Dec-2053	-	11,047	11,163	11,062
	3.95%	Jul-2053	-	6,099	6,115	6,188
	3.99%	Sep-2043	-	20,000	20,947	20,950
	4.00%	Sep-2046	-	10,000	10,896	10,636
	4.00%	May-2049	-	31,500	34,245	33,424
	4.15%	Apr-2053	-	69,566	70,985	71,056
	4.15%	Jun-2053	-	2,264	2,301	2,296
	4.22%	Nov-2035	-	3,748	3,832	3,806
	4.25%	Sep-2038	-	39,782	40,075	40,405
	4.42%	Feb-2031	-	34,257	34,456	35,082
	4.43%	Jun-2034	-	1,948	1,915	1,968
	4.50%	Aug-2049	-	2,291	2,301	2,301
	4.63%	Sep-20372	-	1,500	1,459	1,399
	4.73%	Nov-2045	-	1,154	1,174	1,168
	4.83%	May-20462	-	5,175	5,175	4,712
	4.86%	Jan-2053	-	42,055	42,377	45,512
	4.87%	Apr-2042	-	97,595	98,436	103,915
	4.90%	Mar-20442	-	1,000	990	947
	4.91%	Sep-2034	-	1,637	1,681	1,663
	4.92%	May-2034	-	3,695	3,689	3,717
	4.94%	Jun-20462	-	3,735	3,740	3,673
	4.99%	Mar-2030	-	3,780	4,044	3,843
	5.01%	Mar-2038	-	25,000	25,968	26,247
	5.05%	Apr-20492	-	2,840	2,844	2,656
	5.15%	Dec-2050	-	15,681	15,520	17,106
	5.19%	May-2045	-	1,746	1,707	1,759
	5.21%	Mar-2053	-	49,684	49,752	54,341
	5.25%	Apr-2037	-	19,750	19,743	21,165
	5.34%	Jul-2040	-	18,000	17,713	19,168
	5.55%	May-20492	-	10,295	10,298	9,409
			-	1,062,812	1,077,059	1,073,273
Forward Commitments1	5.45%	Feb-2055	2,650	-	-	21
Total Ginnie Mae Securities			$2,650	$1,098,689	$1,113,331	$1,112,285

A N N U A L   R E P O R T   2 0 1 3                 15

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2013 (dollars in thousands)

Ginnie Mae Construction Securities (1.6% of net assets)

	Interest Rates3			Commitment
	Permanent	Construction	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Multifamily1	2.32%	2.32%	Apr-2054	$23,500	$13,584	$14,292	$10,312
	2.35%	2.35%	Jan-2054	15,850	11,175	11,656	9,257
	2.87%	2.87%	Mar-2054	40,943	33,371	34,606	29,730
	3.20%	3.20%	Oct-2053	10,078	9,309	9,611	8,798
	3.95%	3.95%	Feb-20522	6,600	6,394	6,397	6,275
	3.85%	6.70%	Oct-2054	31,865	8,670	8,837	8,210
Total Ginnie Mae Construction Securities				$128,836	$82,503	$85,399	$72,582

Fannie Mae Securities (39.5% of net assets)

	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.42%	4	Mar-2037	$1,126	$1,111	$1,122
	0.47%	4	Jul-2043	23,687	23,491	23,355
	0.55%	4	Nov-2042	13,331	13,337	13,238
	0.57%	4	Apr-2037 - Oct-2042	20,325	20,341	20,152
	0.63%	4	Oct-2042	10,907	10,969	10,865
	0.67%	4	Dec-2040	44,083	43,708	44,023
	0.67%	4	Feb-2042 - Feb-2043	38,845	38,890	38,824
	0.72%	4	Mar-2042	21,203	21,274	21,187
	0.77%	4	Mar-2042 - Oct-2043	24,812	24,920	24,938
	1.93%	4	Nov-2033	4,201	4,203	4,368
	1.98%	4	Aug-2033	274	273	285
	2.22%	4	Sep-2035	1,170	1,165	1,235
	2.24%	4	May-2033 - Nov-2034	3,402	3,490	3,599
	2.31%	4	Jul-2033	713	709	752
	2.32%	4	Aug-2033	2,917	2,911	3,077
	2.34%	4	Jul-2033 - Aug-2033	4,654	4,666	4,919
	2.42%	4	Apr-2034	2,231	2,305	2,360
	3.00%		Apr-2042 - Dec-2042	19,956	20,676	18,986
	3.50%		Mar-2026 - Nov-2042	114,418	119,718	114,595
	4.00%		Jun-2018 - Nov-2041	93,736	96,039	97,330
	4.50%		Mar-2015 - Sep-2040	65,713	67,500	69,891
	4.50%		Dec-2039	19,757	21,170	20,956
	4.50%		Feb-2042	19,932	21,267	21,141
	5.00%		Sep-2016 - Apr-2041	54,438	56,592	58,742
	5.50%		Jul-2017 - Jun-2038	29,884	30,055	32,693
	6.00%		Apr-2016 - Nov-2037	15,156	15,255	16,761
	6.50%		Nov-2016 - Jul-2036	3,777	3,862	4,162
	7.00%		Mar-2015 - May-2032	2,020	2,028	2,308
	7.50%		Nov-2016 - Sep-2031	639	623	732
	8.00%		Apr-2030 - May-2031	87	88	94

						continued

16                  A F L - C I O    H O U S I N G   I N V E S T M E N T   T R U S T

Fannie Mae Securities (39.5% of net assets) continued

	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
	8.50%		Mar-2015 - Apr-2031	$128	$128	$140
	9.00%		Jan-2024 - May-2025	114	114	135
				657,636	672,878	676,965
Multifamily1	2.21%		Dec-2022	25,295	25,339	23,584
	2.21%		Dec-2022	33,330	33,387	31,075
	2.24%		Dec-2022	33,200	33,258	31,018
	2.26%		Nov-2022	6,870	6,932	6,437
	2.71%		Jan-2021	9,022	9,045	8,970
	2.84%		Mar-2022	3,814	3,861	3,796
	2.85%		Mar-2022	33,000	33,225	32,494
	2.99%		Jun-2025	2,750	2,775	2,568
	3.36%		Dec-2023	8,550	8,651	8,514
	3.41%		Sep-2023	15,383	15,720	15,577
	3.46%		Dec-2023	3,500	3,535	3,478
	3.54%		Oct-2021	7,567	7,639	7,902
	3.61%		Sep-2023	6,897	7,043	7,010
	3.66%		Jul-2021	123,752	124,026	130,753
	3.66%		Oct-2023	5,071	5,199	5,164
	3.87%		Sep-2023	2,657	2,794	2,749
	4.00%		Sep-2021	16,018	16,051	17,271
	4.02%	4	Jun-2020	3,639	3,645	3,629
	4.03%		Oct-2021	7,284	7,301	7,802
	4.06%		Oct-2025	25,728	25,917	26,002
	4.15%		Jun-2021	9,381	9,417	10,113
	4.22%		Jul-2018	2,291	2,273	2,451
	4.25%		May-2021	4,349	4,354	4,706
	4.27%		Nov-2019	6,139	6,138	6,699
	4.32%		Nov-2019	3,035	3,040	3,320
	4.33%		Nov-2019 - Mar-2021	6,156	6,172	6,712
	4.33%		Mar-2020	20,000	20,003	21,567
	4.38%		Apr-2020	10,424	10,472	11,385
	4.44%		May-2020	6,174	6,191	6,764
	4.49%		Jun-2021	999	1,014	1,092
	4.50%		Feb-2020	4,317	4,325	4,725
	4.52%		Nov-2019 - May-2021	7,325	7,403	8,037
	4.55%		Nov-2019	2,893	2,899	3,186
	4.56%		Jul-2019 - May-2021	8,590	8,627	9,470
	4.64%		Aug-2019	18,452	18,529	20,428
	4.66%		Jul-2021 - Sep-2033	7,513	7,565	7,667
	4.68%		Jul-2019	13,384	13,370	14,795
	4.69%		Jan-2020 - Jun-2035	14,301	14,375	15,752
	4.71%		Mar-2021	5,986	6,090	6,600
	4.73%		Feb-2021	1,568	1,592	1,731
	4.80%		Jun-2019	2,189	2,188	2,431
	4.86%		May-2019	1,463	1,464	1,629
	4.89%		Nov-2019 - May-2021	2,769	2,841	3,071
	4.94%		Apr-2019	3,500	3,503	3,896
						continued

A N N U A L   R E P O R T   2 0 1 3                 17

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2013 (dollars in thousands)

Fannie Mae Securities (39.5% of net assets) continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
5.00%	Jun-2019	$1,908	$1,912	$2,130
5.02%	Jun-2019	828	831	925
5.04%	Jun-2019	1,887	1,897	2,110
5.05%	Jun-2019 - Jul-2019	3,214	3,228	3,596
5.08%	Apr-2021	40,000	40,004	43,803
5.09%	Jun-2018	6,412	6,538	7,112
5.11%	Jul-2019	882	888	986
5.12%	Jul-2019	8,796	8,792	9,838
5.13%	Jul-2019	896	895	1,003
5.15%	Oct-2022	3,270	3,292	3,584
5.19%	Jan-2018	4,732	4,699	5,088
5.25%	Jan-2020	6,877	6,888	7,710
5.29%	May-2022	5,294	5,294	5,904
5.30%	Aug-2029	6,770	6,618	7,375
5.34%	Apr-2016	6,007	6,009	6,348
5.36%	Feb-2016	359	359	360
5.37%	Jun-2017	1,386	1,418	1,515
5.43%	Nov-2018	336	336	337
5.45%	May-2033	2,847	2,860	3,135
5.46%	Feb-2017	44,933	45,211	49,706
5.47%	Aug-2024	8,351	8,413	9,282
5.52%	Mar-2018	591	605	661
5.53%	Apr-2017	61,775	61,779	68,600
5.59%	May-2017	6,814	6,814	7,501
5.60%	Feb-2018 - Jan-2024	11,172	11,172	12,490
5.63%	Dec-2019	8,025	8,062	8,918
5.69%	Jun-2041	4,888	5,044	5,348
5.70%	Jun-2016	1,342	1,355	1,462
5.75%	Jun-2041	2,368	2,455	2,604
5.80%	Jun-2018	68,200	68,022	77,360
5.86%	Dec-2016	153	153	164
5.91%	Mar-2037	1,988	2,033	2,214
5.92%	Dec-2016	131	132	141
5.96%	Jan-2029	405	407	455
6.03%	Jun-2017 - Jun-2036	5,339	5,452	5,890
6.06%	Jul-2034	9,495	9,742	10,649
6.11%	Aug-2017	6,565	6,608	7,420
6.13%	Dec-2016	1,989	2,028	2,227
6.14%	Sep-2033	292	307	328
6.15%	Jan-2019	32,987	32,993	37,837
6.15%	Jan-2032 - Oct-2032	7,093	7,139	7,844
6.22%	Aug-2032	1,689	1,720	1,890
6.23%	Sep-2034	1,385	1,438	1,570
6.28%	Nov-2028	2,861	3,002	3,240
6.35%	Aug-2032	10,313	10,349	11,562
6.38%	Jul-2021	5,423	5,458	6,249
6.39%	Apr-2019	910	913	1,010

				continued

18                  A F L - C I O    H O U S I N G   I N V E S T M E N T   T R U S T

Fannie Mae Securities (39.5% of net assets) continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
6.44%	Apr-2014	$3,730	$3,743	$3,747
6.52%	May-2029	5,167	5,533	5,880
6.63%	Jun-2014 - Apr-2019	3,284	3,284	3,531
6.80%	Jul-2016	315	315	340
6.85%	Aug-2014	41,050	41,049	41,251
7.01%	Apr-2031	3,098	3,102	3,427
7.07%	Feb-2031	15,566	15,705	17,164
7.18%	Aug-2016	205	205	222
7.20%	Aug-2029	862	849	866
7.26%	Dec-2018	7,212	7,382	7,876
7.50%	Dec-2014	302	302	312
7.75%	Dec-2024	1,566	1,566	1,656
8.40%	Jul-2023	394	387	396
8.50%	Nov-2019	2,555	2,716	3,023
8.63%	Sep-2028	5,894	5,894	5,924
		1,037,903	1,042,784	1,107,116
Total Fannie Mae Securities		$1,695,539	$1,715,662	$1,784,081

Freddie Mac Securities (14.1% of net assets)

	Interest Rate		Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Single Family	0.47%	4	Feb-2036	$-	$4,425	$4,425	$4,438
	0.52%	4	Apr-2036 - Jan-2043	-	23,855	23,868	23,647
	0.57%	4	Aug-2043	-	10,042	10,033	9,971
	0.65%	4	Oct-2040	-	10,237	10,226	10,235
	0.67%	4	Oct-2040 - Nov-2040	-	38,103	37,952	38,074
	2.35%	4	Jun-2033 - Oct-2033	-	2,705	2,683	2,857
	2.52%	4	Jul-2035	-	655	653	696
	3.00%		Aug-2042 - Jan-2043	-	120,283	124,162	114,094
	3.50%		Jan-2026 - Nov-2042	-	113,351	117,585	113,785
	4.00%		May-2014 - Jan-2041	-	62,876	64,616	65,250
	4.50%		Mar-2041	-	40,001	42,588	42,360
	4.50%		Aug-2018 - Feb-2042	-	93,269	98,180	98,820
	5.00%		Jan-2019 - Mar-2041	-	40,063	41,140	42,955
	5.50%		Oct-2017 - Jul-2038	-	16,013	15,925	17,462
	6.00%		Mar-2014 - Feb-2038	-	12,605	12,800	13,909
	6.50%		Jan-2014 - Nov-2037	-	1,852	1,876	2,057
	7.00%		Dec-2015 - Mar-2030	-	102	95	118
	7.50%		Aug-2029 - Apr-2031	-	110	106	129
	8.00%		Jul-2015 - Feb-2030	-	50	47	58
	8.50%		Nov-2018 - Jan-2025	-	124	124	145
	9.00%		Mar-2025	-	97	97	118
				-	590,818	609,181	601,178

							continued

A N N U A L   R E P O R T   2 0 1 3                 19

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2013 (dollars in thousands)

Freddie Mac Securities (14.1% of net assets) continued

			Commitment
	Interest Rate	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Multifamily1	5.38%	Dec-2028	$-	$20,000	$20,004	$21,432
	5.42%	Apr-2016	-	6,906	6,887	7,355
	5.65%	Apr-2016	-	4,801	4,808	5,210
			-	31,707	31,699	33,997
Forward Commitments1	2.95%	Aug-2017	2,585	-	(84)	59
Total Freddie Mac Securities			$2,585	$622,525	$640,796	$635,234

Commercial Mortgage-Backed Securities1 (1.7% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$10,000	$10,198	$9,297
Deutsche Bank	2.94%	Jan-2046	19,070	19,620	17,907
Nomura	3.19%	Mar-2046	20,000	20,526	19,057
JP Morgan	3.48%	Jun-2045	10,000	10,543	9,938
Deutsche Bank	5.00%	Nov-2046	18,990	19,504	20,948
Total Commercial Mortgage-Backed Securities			$78,060	$80,391	$77,147

    Other Multifamily Investments (2.1% of net assets)

	Interest Rates4			Commitment
Issuer	Permanent	Construction	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Direct Loans1
Amalgamated Warbasse	2.40%	-	Mar-2015	$7,590	$7,590	$7,590	$7,584
Amalgamated Warbasse	2.40%	-	Mar-2015	81,410	48,371	48,371	48,301
Fifth Housing Company, Inc.	2.70%	-	May-2014	4,500	2,404	2,415	2,400
First Housing Company, Inc.	2.70%	-	May-2014	8,960	6,081	6,103	6,073
Fourth Housing Company, Inc.	2.70%	-	May-2014	9,630	5,720	5,744	5,711
Second Housing Company, Inc.	2.70%	-	May-2014	10,800	5,083	5,110	5,074
Third Housing Company, Inc.	2.70%	-	May-2014	15,110	9,046	9,083	9,032
				138,000	84,295	84,416	84,175

Privately Insured Construction/Permanent Mortgages1,5
IL Housing Development Authority	5.40%	5.40%	Mar-2047	9,000	8,484	8,486	7,817
IL Housing Development Authority	6.20%	-	Dec-2047	3,325	3,187	3,202	2,999
IL Housing Development Authority	6.40%	6.40%	Nov-2048	993	960	973	894
				13,318	12,631	12,661	11,710
Total Other Multifamily Investments				$151,318	$96,926	$97,077	$95,885

20                  A F L - C I O    H O U S I N G   I N V E S T M E N T   T R U S T

   State Housing Finance Agency Securities (5.7% of net assets)

		Interest Rates4				Commitment
	Issuer	Permanent	Construction	Maturity Date		Amount	Face Amount	Amortized Cost	Value
Multifamily1	MassHousing	-	3.25%	Oct-2015	6	$21,050	$15,555	$15,549	$16,069
	MassHousing	-	3.45%	Oct-2017	6	52,543	15,860	15,592	15,834
	MassHousing	-	3.50%	Oct-2015	6	12,435	8,795	8,789	8,784
	MassHousing	-	3.83%	Apr-2015	6	5,000	5,000	4,982	5,007
	MassHousing	-	3.98%	Apr-2015	6	4,915	4,915	4,897	4,915
	MassHousing	-	4.30%	Jun-2015	6	34,700	16,500	16,500	16,505
	MassHousing	4.00%	-	Dec-2028		-	5,000	5,103	4,809
	NYC Housing Development Corp	4.04%	-	Nov-2032		-	1,305	1,305	1,152
	MassHousing	4.13%	-	Dec-2036		-	5,000	5,000	4,467
	MassHousing	4.20%	-	Dec-2039		-	8,305	8,305	7,257
	NYC Housing Development Corp	4.25%	-	Nov-2025		-	1,150	1,150	1,170
	NYC Housing Development Corp	4.29%	-	Nov-2037		-	1,190	1,190	1,039
	NYC Housing Development Corp	4.40%	-	Nov-2024		-	4,120	4,120	4,232
	NYC Housing Development Corp	4.44%	-	Nov-2041		-	1,120	1,120	979
	NYC Housing Development Corp	4.49%	-	Nov-2044		-	1,000	1,000	870
	NYC Housing Development Corp	4.50%	-	Nov-2030		-	1,680	1,682	1,712
	MassHousing	4.50%	-	Jun-2056		-	45,000	45,000	40,188
	NYC Housing Development Corp	4.60%	-	Nov-2030		-	4,665	4,665	4,693
	NYC Housing Development Corp	4.70%	-	Nov-2035		-	1,685	1,685	1,642
	NYC Housing Development Corp	4.78%	-	Aug-2026		-	12,500	12,505	12,004
	NYC Housing Development Corp	4.80%	-	Nov-2040		-	2,860	2,862	2,798
	NYC Housing Development Corp	4.90%	-	Nov-2034 - Nov-2041		-	8,800	8,800	8,590
	NYC Housing Development Corp	4.95%	-	Nov-2039 - May-2047		-	13,680	13,682	13,599
	MassHousing	5.55%	-	Nov-2039		-	5,000	4,980	5,106
	MassHousing	5.69%	-	Nov-2018		-	4,440	4,443	4,869
	MassHousing	5.70%	-	Jun-2040		-	14,010	14,013	14,147
	NYC Housing Development Corp	5.92%	-	Dec-2037		-	6,145	6,149	6,184
	MassHousing	6.42%	-	Nov-2039		-	22,000	22,000	23,232
	MassHousing	6.50%	-	Dec-2039		-	720	724	704
	MassHousing	6.58%	-	Dec-2039		-	11,385	11,388	11,433
	MassHousing	6.70%	-	Jun-2040		-	11,410	11,410	11,149
Total State Housing Finance Agency Securities						$130,643	$260,795	$260,590	$255,139

A N N U A L   R E P O R T   2 0 1 3                 21

SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2013 (dollars in thousands)

United States Treasury Securities (6.3% of net assets)
Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
0.63%	Nov-2017	$20,000	$19,957	$19,500
0.75%	Dec-2017 - Feb-2018	30,000	29,907	29,293
0.88%	Jan-2018	45,000	45,023	44,142
1.38%	Jul-2018	15,000	14,882	14,866
1.38%	Sep-2018	45,000	45,042	44,450
1.50%	Dec-2018	20,000	19,789	19,775
2.13%	Aug-2021	35,000	35,155	33,905
2.75%	Nov-2023	20,000	19,612	19,565
3.13%	May-2021	40,000	41,790	41,697
3.75%	Aug-2041	20,000	21,802	19,497
Total United States Treasury Securities		$290,000	$292,959	$286,690

Total Fixed-Income Investments		$4,378,705	$4,439,908	$4,469,463

 Equity Investment in Wholly Owned Subsidiary (less than 0.1% of net assets)

			Amount of Dividends
Issuer	Number of Shares	Face Amount (Cost)	or Interest		Value
Building America CDE, Inc.7	1,000	$1		$-	$(259)
Total Equity Investment	1,000	$1		$-	$(259)

 Short-Term Investments (1.0% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Blackrock Federal Funds 30	0.01%	January 2, 2014	$44,129	$44,129	$44,129
Total Short-Term Investments			$44,129	$44,129	$44,129

Total Investments			$4,422,835	$4,484,038	$4,513,333

1  Valued by the HIT’s management in accordance with the fair value procedures adopted by the HIT’s Board of Trustees.

2   Tax-exempt bonds collateralized by Ginnie Mae securities.

3  Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S.   Department of Housing and Urban Development requires that such rates be charged earlier.

4  The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

5  Loans insured by Ambac Assurance Corporation, which are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

6  Securities exempt from registration under the Securities Act of 1933. The construction loan notes were privately placed directly by MassHousing (a not-for-profit public agency) with the HIT. The notes are for construction only and will mature on or prior to October 1, 2017. The notes are backed by mortgages and are general obligations of MassHousing, therefore secured by the full faith and credit of MassHousing. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervsion of the HIT’s Board of Trustees.

7  The HIT holds the shares of Building America CDE, Inc., a wholly owned subsidiary of the HIT. Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund of the U.S. Department of Treasury, which can facilitate the generation of investments for the HIT or parties other than the HIT. The fair value of the HIT’s investment in Building America approximates its carrying value.

 See accompanying Notes to Financial Statements.

22                  A F L - C I O    H O U S I N G   I N V E S T M E N T   T R U S T

Statement of Operations

For the Year Ended December 31, 2013 (dollars in thousands)

Investment income	$158,334

Expenses
Non-officer salaries and fringe benefits	9,071
Officer salaries and fringe benefits	4,514
Investment management	988
Marketing and sales promotion (12b-1)	847
Legal fees	588
Consulting fees	577
Auditing, tax and accounting fees	455
Insurance	356
Trustee expenses	43
Rental expenses	1,017
General expenses	1,537
Total expenses	19,993

Net investment income	138,341
Net realized loss on investments	(2,953)
Net change in unrealized depreciation on investments	(246,928)
Net realized and unrealized loss on investments	(249,881)

Net decrease in net assets resulting from operations	$(111,540)

See accompanying Notes to Financial Statements.

A N N U A L   R E P O R T   2 0 1 3                 23

Statements of Changes in Net Assets
For the Years Ended December 31, 2013 and 2012 (dollars in thousands)

Increase (decrease) in net assets from operations	2013	2012
Net investment income	$138,341	$145,219
Net realized gain (loss) on investments	(2,953)	38,253
Net change in unrealized appreciation (deprecation) on investments	(246,928)	1,570
Net increase (decrease) in net assets resulting from operations	(111,540)	185,042

Decrease in net assets from distributions
Distributions to participants or reinvested from:
Net investment income	(147,330)	(153,392)
Net realized gains on investments	(28)	(29,525)
Net decrease in net assets from distributions	(147,358)	(182,917)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	298,322	259,267
Dividend reinvestment of units of participation	133,120	164,956
Payments for redemption of units of participation	(232,978)	(113,184)
Net increase from unit transactions	198,464	311,039

Total increase (decrease) in net assets	(60,434)	313,164

Net assets
Beginning of period	$4,575,635	$4,262,471
End of period	$4,515,201	$4,575,635

Distribution in excess of net investment income	$(2,789)	$(2,828)

Unit information
Units sold	259,710	220,270
Distributions reinvested	117,425	140,088
Units redeemed	(206,779)	(96,091)
Increase in units outstanding	170,356	264,267

See accompanying Notes to Financial Statements.

24                  A F L - C I O    H O U S I N G   I N V E S T M E N T   T R U S T

Notes to Financial Statements

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL- CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, and other funds, that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States.

INVESTMENT VALUATION

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. A description of the valuation techniques applied to the HIT’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Portfolio securities for which market quotations are readily available (for example, U.S. Treasury securities, government-sponsored enterprise debt securities, single family mortgage-backed securities, and state housing finance agency securities) are valued by using independent pricing services, published prices, market quotes, and bids from dealers who make markets in such securities. For U.S. Treasury securities, pricing services generally base prices on actual transactions as well as dealer supplied prices. For government-sponsored enterprise securities and single family mortgage-backed securities, pricing services generally base prices on discounted cash flow models and examine reference data such as issue name, issue size, ratings, maturity, call type, spread/benchmark yields, and conditional prepayment rates, as well as dealer supplied prices. For state housing finance agency securities, pricing services generally base prices on trading spreads, new issue scales, verified bid information, and credit ratings.

Portfolio investments for which market quotations are not readily available (for example, multifamily mortgage-backed securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees using dealer quotes and discounted cash flow models. The respective cash flow models utilize inputs from matrix pricing which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and average life to the investment being valued as adjusted for other market considerations, such as significant market or security specific events, changes in interest rates, and credit quality. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The HIT has also retained an independent firm to determine the fair market value of securities for which market quotations are not readily available. In accordance with the procedures adopted by the HIT’s Board of Trustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments would be appropriate based on any material impact on value arising from specific facts and circumstances of the investment (e.g., prepayment speed). All such proposed adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV.

Commercial mortgage-backed securities are valued using dealer quotes and a discounted cash flow model and/or independent pricing services. Pricing services generally base prices on a single cash flow model, determine a benchmark yield, and utilize available trade information, dealer quotes, and market color.

Real estate mortgage investment conduits are valued using a dealer quote and/or independent pricing services. Pricing services generally base prices on a single cash flow model or an option-adjusted spread model, determine a benchmark yield, and utilize available trade information, dealer quotes, market color, and prepayment speeds.

The HIT holds the shares of Building America CDE, Inc. (Building America), a wholly owned subsidiary of the HIT. The shares of Building America are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates Building America’s carrying value.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT’s valuation levels as of December 31, 2013:

Investment Securities ($ in thousands)
	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$-	$150,405	$15	$150,420
Ginnie Mae Securities	-	1,112,264	-	1,112,264
Ginnie Mae Construction Securities	-	72,582	-	72,582
Fannie Mae Securities	-	1,784,081	-	1,784,081
Freddie Mac Securities	-	635,175	-	635,175
Commercial Mortgage-Backed Securities	-	77,147	-	77,147
State Housing Finance Agency Securities	-	255,139	-	255,139
Other Multifamily Investments	-	11,710	84,175	95,885
United States Treasury Securities	-	286,690	-	286,690
Equity Investments	-	-	(259)	(259)
Short-Term Investments	44,129	-	-	44,129
Other Financial Instruments*	-	80	-	80
Total	$44,129	$4,385,273	$83,931	$4,513,333
*Other financial instruments include forward commitments, when issued securities, and TBA securities.
A N N U A L   R E P O R T   2 0 1 3                 25

Notes to Financial Statements

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the year ended December 31, 2013.

Investments in Securities ($ in thousands)
		Other
	FHA Permanent	Multifamly	Equity
($ in thousands)	Securities	Investments	Investment	Total
Beginning Balance, 12/31/2012	$ 17	$-	$(68)	$(51)
Transfers into Level 3*	-	25,324	-	$25,324
Cost of Purchases	-	58,951	-	$58,951
Total Unrealized Gain (Loss)**	-	(100)	(191)	$(291)
Paydowns	(2)	-	-	$(2)
Ending Balance, 12/31/2013	$ 15	$84,175	$(259)	$83,931
* Transferred from Level 2 to Level 3 because of a lack of observable market data for direct loans.

**Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2013, totaled ($291,000) and is included on the accompanying Statement of Operations.

The HIT’s policy is to recognize transfers between levels as of the beginning of the reporting period. Level 3 investments in securities are not considered a significant portion of the HIT’s portfolio.

Level 3 securities primarily consist of seven direct loans which were valued, in accordance with the Trust’s valuation policies, near par at December 31, 2013, due to: notification of prepayment on two loans and remaining maturities of less than five months as of December 31, 2013, on the other five loans; coupon rates in the range of 2.40%-2.70%; and low loan-to-value estimates.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state, and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 90% of distributed income for the year ended December 31, 2013.

INVESTMENT TRANSACTIONS AND INCOME

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage-and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 PLAN OF DISTRIBUTION

The HIT’s Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2013, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average monthly net assets, whichever is greater. During the year ended December 31, 2013, the HIT incurred approximately $846,500 in 12b-1 expenses.

Note 2. Investment Risks

INTEREST RATE RISK

As with any fixed -income investment, the market value of the HIT’s investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

PREPAYMENT AND EXTENSION RISK

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

26                  A F L - C I O    H O U S I N G   I N V E S T M E N T   T R U S T

Notes to Financial Statements

Note 3. Transactions with Related Entities

Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury, which can facilitate the generation of investments for the HIT or parties other than the HIT. Building America is accounted for as an investment of the HIT.

The New Markets Tax Credit (NMTC) program1, which is run by the CDFI Fund, provides tax credits to equity investors that invest in businesses operating in low-income areas, including those that engage in the creation of housing and other construction activities. As of December 31, 2013, Building America had committed or prefunded all of its $50 million in NMTC awards from the 2011 allocation round to qualified transactions. Building America receives fees for committing NMTCs to such qualified transactions and ongoing asset management fees on closed transactions. Building America committed to or prefunded two qualified transactions in 2013, none of which obligates the assets of the HIT.

Summarized financial information for Building America on a historical cost basis is included in the table below:
$ in Thousands
As of December 31, 2013
Assets	$435
Liabilities	$642
Equity	$(207)

For the year ended December 31, 2013
Income	$923
Expenses	(1,112)
Tax Benefit	52
Net Loss	$(137)

A rollforward of advances to Building America by the HIT as of December 31, 2013, is included in the table below:

Advances to Building America by HIT	$ in Thousands
Beginning Balance, 12/31/2012	$546
Advances in 2013	1,133
Repayment by Building America in 2013	(1,190)
Ending Balance, 12/31/2013	$489
1The NMTC Program, enacted by Congress as part of the Community Renewal Tax Relief Act of 2000, is incorporated as section 45D of the Internal Revenue Code.

Note 4. Commitments

The HIT invests in securities originated under forward commitments, in which the HIT agrees to purchase an investment either in or backed by mortgage loans that have not yet closed and will be delivered in the future. The HIT agrees to an interest rate and purchase price for these securities when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of December 31, 2013, the HIT had outstanding unfunded purchase commitments of approximately $151.1 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of December 31, 2013, the value of the publicly traded securities maintained for the reserve in a segregated account was approximately $4.3 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2013, were $1.3 billion and $261.2 million, respectively.

Note 6. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

The tax character of distributions paid during 2013 and 2012 was as follows ($ in thousands):

	2013	2012
Ordinary investment income	$147,330	$174,961
Long-term capital gain on investments	28	7,956
Total distributions paid to participants or reinvested	$147,358	$182,917

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows ($ in thousands):

2013
Accumulated capital loss carryforward	$ (11,985)
Unrealized appreciation	29,009
Undistributed ordinary income	1,730
Other temporary differences	(4,518)
Total accumulated earnings	$ 14,236

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of deferred compensation plans.

As of December 31, 2013, the HIT recorded a capital loss carryforward of $11,985,000, which may be used to offset future capital gains for an unlimited period.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns and distributions. Results of operations and net assets were not affected by these reclassifications.
A N N U A L   R E P O R T   2 0 1 3                 27

Notes to Financial Statements

For the year ended December 31, 2013, the HIT recorded the following permanent reclassifications ($ in thousands):

2013
Accumulated net investment income	$ 9,028
Accumulated net realized losses	$ (8,988)
Amount invested and reinvested by current participants	$ (40)

At December 31, 2013, the cost of investments for federal income tax purposes was $4,484,324,000, which approximated book cost at amortized cost adjusted for wash sales. Net unrealized gain aggregated $29,009,000 at period-end, of which $128,390,000 related to appreciated investments and $99,381,000 related to depreciated investments.

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective-bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a.	Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b.
If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c.
If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the annual period ended December 31, 2013, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employee Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available in 2013 is for the Plan’s year -end at June 30, 2013. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number	53-0228172 / 001
2013 PPA Zone Status	Green
RIP/RP Status Pending/ Implemented	No
2013 Contributions	2,166,924
2013 Contribution Rate	26%
Surcharge Imposed	no
Expiration Date of Collective Bargaining Agreement	03/31/2017

The Plan utilized three provisions provided by Public Law 111-192, Section 211: (1) to spread investment losses from 2008 and 2009 over a period of 10 years, (2) to amortize 2008 and 2009 losses over a 29-year period, and (3) to temporarily allow actuarial value of assets to be as high as 130% of market value.

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

                                                                                                         Years Contributions to Plan Exceeded More Than 5
        Pension Fund                                                                                                                             Percent of Total Contributions
AFL-CIO Staff Retirement Plan	20111
1 The 2011 plan year ended at June 30, 2012.

At the date the financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2013.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2013, the HIT matched dollar for dollar the first $5,200 of each employee’s contributions. The HIT’s 401(k) contribution for the year ended December 31, 2013, was approximately $272,300.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on June 18, 2014. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the one- month LIBOR. The HIT had no outstanding balance under the facility for the year ended December 31, 2013. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

28                  A F L - C I O    H O U S I N G   I N V E S T M E N T   T R U S T

Financial Highlights
Selected Per Share Data and Ratios for the Years Ended December 31 (dollars in thousands)

Per share data	2013	2012	2011	2010	2009
Net asset value, beginning of period	$1,171.21	$1,170.21	$1,133.82	$ 1,114.72	$ 1,098.48
Income from investment operations:
Net investment income*	34.11	38.55	43.58	47.27	50.68
Net realized and unrealized gains (losses) on investments	(61.53)	10.81	43.81	20.75	17.15
Total income (loss) from investment operations	(27.42)	49.36	87.39	68.02	67.83
Less distributions from:
Net investment income	(36.33)	(40.74)	(45.52)	(48.92)	(51.59)
Net realized gains on investments	(0.01)	(7.62)	(5.48)	-	-
Total distributions	(36.34)	(48.36)	(51.00)	(48.92)	(51.59)

Net asset value, end of period	$1,107.45	$1,171.21	$1,170.21	$1,133.82	$1,114.72

Ratios/supplemental data
Ratio of expenses to average net assets	0.43%	0.42%	0.44%	0.44%	0.43%
Ratio of net investment income to average net assets	3.0%	3.3%	3.8%	4.1%	4.5%
Portfolio turnover rate	29.5%	27.3%	33.9%	42.2%	28.5%

Number of outstanding units at end of period	4,077,108	3,906,752	3,642,485	3,430,737	3,250,549

Net assets, end of period (in thousands)	$ 4,515,201	$ 4,575,635	$4,262,471	$3,889,839	$ 3,623,437

Total return	(2.37%)	4.27%	7.86%	6.16%	6.28%

*The average shares outstanding method has been applied for this per share information.
See accompanying Notes to Financial Statements.

A N N U A L   R E P O R T   2 0 1 3                 29

Board of Trustees

Overall responsibility for the management of the HIT, the establishment of policies, and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: name, age, address, term of office, length of time served, principal occupations during at least the past five years and other directorships held.* The HIT’s Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by placing a collect call to the HIT’s Investor Relations Office at (202) 331-8055, or by viewing the HIT’s website at www.aflcio-hit.com.

John J. Sweeney,** age 79; 815 16th Street, NW, Washington, DC 20006; Chairman of the Board; service commenced 1981, expires 2014; President Emeritus, AFL-CIO; formerly President, AFL-CIO; formerly Chairman, AFL-CIO Staff Retirement Plan.

Richard L. Trumka,** age 64; 815 16th Street, NW, Washington, DC 20006; Union Trustee; service commenced 1995, expires 2014; President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO.

Liz Shuler, age 43; 815 16th Street, NW, Washington, DC 20006; Union Trustee; service commenced 2009, expires 2015; Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW.

Vincent Alvarez, age 45; 275 Seventh Avenue, 18th Floor, New York, NY 10001; Union Trustee; service commenced 2012; expires 2015; President, New York City Central Labor Council (NYCCLC); formerly Assistant Legislative Director, New York State AFL-CIO; formerly NYCCLC Chief of Staff.

James Boland, age 63; 620 F Street, NW, Suite 700, Washington, DC 20004; Union Trustee; service commenced 2010, expires 2015; President, International Union of Bricklayers and Allied Craftworkers (BAC); Co-Chair,

International Masonry Institute; Co-Chair, International Trowel Trades Pension Fund and BAC International Health Fund; Executive Member, BAC Staff Health Plan; Trustee, BAC Local Union Officers and Employees Pension Fund and BAC Salaried Employees Pension Fund; formerly Executive Vice President and Secretary Treasurer, BAC.

Stephen Frank, age 73; 8584 Via Avellino, Lake Worth, FL 33467; Management Trustee; service commenced 2003, expires 2015; retired; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation.

Sean McGarvey, age 51; 815 16th Street, NW, Suite 600, Washington, DC 20006; Union Trustee; service commenced 2012, expires 2015; President, Building and Construction Trades Department, AFL-CIO (BCTD); formerly Secretary-Treasurer, BCTD.

Jack Quinn, age 62; 121 Ellicott Street, Buffalo, NY 14203; Management Trustee; service commenced 2005, expires 2014; President, Erie County Community College; Director, Kaiser Aluminum Corporation; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York.

Richard Ravitch,** age 80; 610 5th Avenue, Suite 420, New York, NY 10020; Management Trustee;

service commenced 1991, expires 2015; Principal, Ravitch Rice & Co. LLC; formerly Lieutenant Governor, State of New York; Director, Parsons, Brinckerhoff Inc.; Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball.

Kenneth E. Rigmaiden, age 60; 7234 Parkway Drive, Hanover, MD 21076; Union Trustee; service commenced 2011, expires 2014; General President, International Union of Painters and Allied Trades of the United States and Canada (IUPAT); Director, Coalition of Black Trade Unionists; Trustee, IUPAT International Pension Fund; formerly Executive General Vice President, IUPAT; Assistant to the General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way.

Marlyn J. Spear,** CFA, age 60; 500 Elm Grove Road, Elm Grove, WI 53122; Management Trustee; service commenced 1995, expires 2015; Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity); Member, Greater Milwaukee Foundation Investment Committee; Director, Baird Funds, Inc.

Tony Stanley,** age 80; 191 SE Bella Strano, Port St. Lucie, FL 34984; Management Trustee; service commenced 1983, expires 2016; Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

*
Includes any directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

**	Executive Committee member.

30                 A F L - C I O    H O U S I N G   I N V E S T M E N T   T R U S T

Leadership

All officers of the HIT unless otherwise noted are located at 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037.*

Stephen Coyle,† age 68; Chief Executive Officer, AFL-CIO Housing Investment Trust since 1992. He has presided over the HIT’s growth from a $529 million fund in 1992 to over $4.5 billion in total net assets at year-end 2013. During his time as CEO, he has overseen $5.4 billion in investment, creating nearly 80,000 housing units and over 47,000 union construction jobs.

Theodore S. Chandler,† age 54; 155 N. Lake Avenue, Suite 800, Pasadena, CA 91191; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2009; formerly Vice President, Fannie Mae.

Erica Khatchadourian,† age 46; Chief Financial Officer, AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust; Senior Consultant, Price Waterhouse.

Chang Suh,† CFA, CPA, age 42; Senior Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust since 2005; formerly Chief Portfolio Manager, Assistant Portfolio Manager, and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust; Senior Auditor, Arthur Andersen.

Nicholas C. Milano,† age 46, General Counsel, AFL-CIO Housing Investment Trust, since 2013;

formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.

Debbie Cohen,† age 63; Chief Development Officer, AFL-CIO Housing Investment Trust since 2009; formerly Chief Director of Marketing and Investor Relations and Assistant Portfolio Manager, AFL-CIO Housing Investment Trust; Realtor, Coldwell Banker Realty and Weichert Realty; Senior Director of Planning and Research, Federal Home Loan Banks.

Christopher Kaiser,† age 49; Deputy General Counsel (since 2008) and Chief Compliance Officer (since 2007), AFL-CIO Housing Investment Trust; formerly Associate General Counsel, AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission.

Thalia B. Lankin,† age 35; Director of Operations, AFL-CIO Housing Investment Trust since 2012; Chief Operating Officer, Building America CDE, Inc.; formerly Chief of Staff and Special Counsel, AFL-CIO Housing Investment Trust.

Harpreet Singh Peleg,† CPA, age 40; Controller, AFL-CIO Housing Investment Trust since 2005; Chief Financial Officer, Building America CDE, Inc.; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs & Co.; Senior Associate, Pricewaterhouse Coopers.

Eric W. Price,† age 52; Executive Vice President, AFL-CIO Housing Investment Trust since 2010; Chief Executive Officer, Building America CDE, Inc.; formerly Senior Vice President, Abdo Development; Senior Vice President, Local Initiative Support Corporation; Deputy Mayor for Planning and Economic Development, District of Columbia.

Lesyllee White, age 51; Senior Vice President and Managing Director of Marketing, AFL-CIO Housing Investment Trust since 2004; formerly Director of Marketing, Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust; Vice President, Northern Trust Company.

Stephanie H. Wiggins,† age 48; Executive Vice President and Chief Investment Officer, AFL-CIO Housing Investment Trust since 2001; formerly Director of Fannie Mae Finance, AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President/Multifamily Transaction Manager, WMF Capital Corporation.

* No officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

† Board-appointed officer. These officers are appointed annually, serving for a period of approximately one year or until their respective successors are duly appointed and qualified.

A N N U A L   R E P O R T   2 0 1 3                 31

AFL-CIO Housing	Service Providers
Investment Trust

National Office
2401 Pennsylvania Avenue, N.W.
Suite 200
Washington, D.C. 20037
(202) 331-8055
www.aflcio-hit.com

New York City Office
1270 Avenue of the Americas
Suite 210
New York, New York 10020
(212) 554-2750

New England Regional Office
Ten Post Office Square, Suite 800
Boston, Massachusetts 02109
(617) 850-9071

Western Regional Office
One Sansome Street, Suite 3500
San Francisco, California 94104
(415) 433-3044

Southern California Office
155 North Lake Avenue, Suite 800
Pasadena, CA 91101
(626) 993-6676

Gulf Coast Office
935 Gravier Street, Suite 640
New Orleans, Louisiana 70112
(504) 599-8750

Independent Registered Public Accounting Firm
Ernst & Young LLP
McLean, Virginia

Corporate Counsel
Katten Muchin Rosenman LLP
Washington, DC

Securities Counsel
Perkins Coie LLP
Washington, D.C.

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, Delaware

Custodian
Bank of New York Mellon
New York, New York

Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

32               A F L - C I O    H O U S I N G   I N V E S T M E N T   T R U S T

Item 2.  Code of Ethics.

(a)
The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2013.  This Code of Ethics applies to the Trust’s principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	The Trust’s Code of Ethics was not amended during the period covered by the Report.

(d)	There have been no waivers granted from any provision of the Trust’s Code of Ethics during the period covered by the Report.

(e)	Not applicable.

(f)	(1) A copy of the Trust’s Code of Ethics is filed herewith as an Exhibit pursuant to Item 12(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)
(1)    The Trust’s Board of Trustees has determined that Marlyn Spear and Stephen Frank possess the attributes to qualify as audit committee financial experts and has designated
         Ms. Spear and Mr. Frank as the Audit Committee’s financial experts.

(2)	Ms. Spear and Mr. Frank are both are independent for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

     (a)   Audit fees.

The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $399,500 for the fiscal year ended December 31, 2013.

The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $370,500 for the fiscal year ended December 31, 2012.

(b)        Audit-related fees.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2013.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2013.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2012.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2012.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(c)       Tax fees.

The aggregate fees billed by the Registrant’s independent auditors for professional services provided to the Registrant for tax compliance, including preparation of tax returns and distribution assistance, were $29,000 for the fiscal year ended December 31, 2013.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2013.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for professional services provided to the Registrant for tax compliance, including preparation of tax returns and distribution assistance, were $26,150 for the fiscal year ended December 31, 2012.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2012.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d)	All other fees.

The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $16,000 for the fiscal year ended December 31, 2013.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant’s independent auditors to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2013.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $14,500 for the fiscal year ended December 31, 2012.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant’s independent auditors to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2012.  The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e)	(1)
The Charter of the Trust’s Audit Committee provides that the Audit Committee shall review and, if appropriate, approve in advance all audit and non-audit services (as such term may be from time to time defined in the Securities Exchange Act of 1934, as amended) to be provided to the Trust by the Trust’s independent auditor.  In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by a majority of the audit committee members at a special meeting called for such purposes or by unanimous written consent.  The Audit Committee’s Charter does not permit waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount.

(2)	No percentage of the services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, less than 50% of the hours expended by the Trust’s principal accountant were performed by persons other than the accountant’s full-time permanent employees.

(g)	The Trust’s accountant performed no non-audit services for the Trust’s investment adviser during each of the last two fiscal years.

(h)	Not applicable. The Trust’s accountant performed no non-audit services for the Trust’s investment adviser during each of the last two fiscal years.

Item 5.  Audit Committee of Listed Registrants.

Not Applicable.

Item 6.   Schedule of Investments.

(a)	Included herein under Item 1.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101) or this Item 10.

Item 11.  Controls and Procedures.

(a)
The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of December 31, 2013.

(b)
There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	The Trust’s Code of Ethics applicable to its principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions is attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

(3)	Not Applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:  /s/ Stephen Coyle
       Stephen Coyle
       Chief Executive Officer

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Stephen Coyle
Stephen Coyle
Chief Executive Officer
(Principal Executive Officer)

Date: March 6, 2014

/s/ Erica Khatchadourian
Erica Khatchadourian
Chief Financial Officer
(Principal Financial Officer)

Date: March 6, 2014